                                                                   EXHIBIT 10.12

                          INDUSTRIAL LEASE AGREEMENT


                            DATE: NOVEMBER 27, 1996

                                    BETWEEN

                        CP-REGENCY BUSINESS PARK, LTD.,
                          A TEXAS LIMITED PARTNERSHIP

                                      AND

                      ALADDIN MANUFACTURING CORPORATION,
                            A DELAWARE CORPORATION
                (A DIVISION OF MOHAWK CARPET CORPORATION, INC.)
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                               TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS......................................................................       1

ARTICLE II - LEASE GRANT.....................................................................       1

ARTICLE III- CONSTRUCTION OF LEASEHOLD IMPROVEMENTS..........................................       2
     Section 3.1 Landlord's Improvements.....................................................       2
     Section 3.2 Leasehold Improvements......................................................       2
     Section 3.3 Construction Guaranty.......................................................       3

ARTICLE IV - RENT............................................................................       3
     Section 4.1 Payment of Rent.............................................................       3
     Section 4.2 Periodic Payment of Reimbursable Expenses; Adjustments......................       3
     Section 4.3 Rent Adjustment.............................................................       3
     Section 4.4 [INTENTIONALLY OMITTED].....................................................       4
     Section 4.5 Survival of Obligations.....................................................       4
     Section 4.6 Delinquent Payments.........................................................       4
     Section 4.7 Independent Obligations.....................................................       4

ARTICLE V - OTHER ASSESSMENTS................................................................       4
     Section 5.1 Payment of Impositions......................................................       4
     Section 5.2 Other Impositions...........................................................       4
     Section 5.3 Landlord's Right to Contest.................................................       5

ARTICLE VI - UTILITIES.......................................................................       5

ARTICLE VII - USE; COMPLIANCE WITH LAWS......................................................       5
     Section 7.1 Permitted Use...............................................................       5
     Section 7.2 Hazardous Materials.........................................................       5
     Section 7.3 Compliance with Laws and Ordinances.........................................       6
     Section 7.4 Compliance with Permitted Encumbrances......................................       7

ARTICLE VIII - REPAIRS AND MAINTENANCE.......................................................       7
     Section 8.1 By Landlord.................................................................       7
     Section 8.2 By Tenant...................................................................       7
     Section 8.3 Prohibition Against Waste...................................................       7
     Section 8.4 Landlord's Right so Effect Repairs..........................................       7
     Section 8.5 Misuse or Neglect...........................................................       7
     Section 8.6 Maintenance/Service Contracts...............................................       8
     Section 8.7 Common Area.................................................................       8

ARTICLE IX - ALTERATIONS AND IMPROVEMENTS....................................................       9

ARTICLE X - INDEPENDENT OBLIGATIONS..........................................................       9

ARTICLE XI - ASSIGNMENT AND SUBLETTING.......................................................      10

ARTICLE XII - LIABILITY......................................................................      10

ARTICLE XIII - MORTGAGES.....................................................................      11

ARTICLE XIV - INSPECTION.....................................................................      11

ARTICLE XV - INSURANCE; WAIVER OF SUBROGATION................................................      11

ARTICLE XVI - DESTRUCTION AND RESTORATION....................................................      12

ARTICLE XVII - CONDEMNATION..................................................................      12

ARTICLE XVIII - HOLDING OVER.................................................................      13

ARTICLE XIX - TAXES ON TENANT'S PROPERTY.....................................................      13

ARTICLE XX - EVENTS OF DEFAULT...............................................................      13

ARTICLE XXI - LANDLORD'S REMEDIES............................................................      13

ARTICLE XXII - SURRENDER OF PREMISES.........................................................      14

ARTICLE XXIII - ATTORNEYS' FEES..............................................................      14
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ARTICLE XXIV - [INTENTIONALLY OMITTED].......................................................      15

ARTICLE XXV - MECHANIC'S LIEN................................................................      15

ARTICLE XXVI - SIGNS.........................................................................      15

ARTICLE XXVII - NOTICES......................................................................      15

ARTICLE XXVIII - SEPARABILITY................................................................      16

ARTICLE XXIX - QUIET ENJOYMENT...............................................................      16

ARTICLE XXX - EXISTENCE OF BROKER............................................................      16

ARTICLE XXXI - TENANT'S REMEDIES.............................................................      16

ARTICLE XXXII - ESTOPPEL CERTIFICATES........................................................      17

ARTICLE XXXIII - NOTICE TO LENDER............................................................      17

ARTICLE XXXIV - LANDLORD APPROVALS...........................................................      17

ARTICLE XXXV - JOINT AND SEVERAL LIABILITY...................................................      17

ARTICLE XXXVI - GENDER.......................................................................      18

ARTICLE XXXVII - CAPTIONS....................................................................      18

ARTICLE XXXVIII - ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT...............................      18

ARTICLE XXXIX - GOVERNING LAW AND PLACE OF PERFORMANCE.......................................      18

ARTICLE XL - GOOD STANDING/DUE AUTHORIZATION.................................................      18

ARTICLE XLI - MEMORANDUM OF LEASE............................................................      18

ARTICLE XLII - RENEWAL OPTION................................................................      19


SCHEDULES AND EXHIBITS
----------------------

SCHEDULE 1 - TENANT FINISH CONTRACTORS.......................................................      21

EXHIBIT "A" - LAND...........................................................................      22

EXHIBIT "A-l" - FLOOR PLAN...................................................................      23

EXHIBIT "B" - PERMITTED ENCUMBRANCES.........................................................      25

EXHIBIT "C" - DESIGN CRITERIA................................................................      26

EXHIBIT "C-1" - PLANS AND SPECIFICATIONS.....................................................      27

EXHIBIT "D" - GUARANTEE......................................................................      28
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

                          INDUSTRIAL LEASE AGREEMENT

        THIS INDUSTRIAL LEASE AGREEMENT (the "Lease") is made and entered into by and between the Landlord and Tenant hereinafter named.

                                   ARTICLE I

                                  DEFINITIONS

        The following definitions and basic provisions shall be used in conjunction with and limited by the reference thereto in the provisions of this
Lease:

        (a) "Landlord": CP-REGENCY BUSINESS PARK, LTD., a Texas limited partnership.

        (b) "Tenant": ALADDIN MANUFACTURING CORPORATION, a Delaware corporation (a division of Mohawk Carpet Corporation, Inc., a Delaware corporation).

        (c) "Premises": That portion of the Building (herein so called) identified on Exhibit "A-1" attached hereto and made a part hereof, which Building is situated on that certain real property described on Exhibit "A" attached hereto and made a part hereof (the "Land"). The Building and the Land are hereinafter collectively referred to as the "Property".

        (d) "Lease Term": A period commencing December 1, 1996 (the "Commencement Date") and ending on five (5) years and six (6) months thereafter (the "Expiration Date").

        (e)   "Basic Rental": $52,413.25 per month.

        (f)   [INTENTIONALLY OMITTED]

        (g) "Permitted Use": Warehousing, cutting and distribution of carpet and related items (herein, the "Primary Use") and all other lawful uses permitted by applicable zoning.

        (h) "Maximum Rate": The maximum rate of interest permitted by applicable law or two percent (2%) above the prime rate of interest, as announced from time to time by NationsBank, N.A. for its banks in Dallas, Texas, whichever is less.

        (i) "Additional Rent": All sums of money, other than Basic Rental, which become due under Article V, Section 8.7 or Article XV this Lease, or are otherwise specified to be "Additional Rent" under this Lease. Basic Rental and Additional Rent shall collectively constitute the "Rent" or "Rentals" due or to become due under this Lease and are herein so called.

        (j) "Common Area": All areas and facilities that may exist, from time to time, outside the Building and within the perimeter boundary line of the Property for the general, non-exclusive use of the Landlord, the Tenant and other tenants within the Building and their respective employees, suppliers, shippers, customers and invitees, including (without limitation, however) parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, alleys and landscaped areas.

        (k) "Tenant's Share": A fraction, the numerator of which is the total number of square feet of space contained within the Premises and the denominator of which is the total number of square feet of space contained within the Building and all other buildings, if any, on the Property. Under no circumstances shall Tenant's Share ever exceed Tenant's Share as of the date hereof, which the parties acknowledge to be 50%.

                                  ARTICLE II

                                  LEASE GRANT

        Landlord, in consideration of the Basic Rental to be paid and the other covenants and agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date (as defined in Article I(d) hereof), or as adjusted as hereinafter provided) and ending on the last day of the Lease Term, unless sooner terminated as herein provided. If this Lease is executed before the Premises are available and ready for occupancy, and Landlord cannot deliver possession on the Commencement Date, then Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the Premises at such time as the Premises are available and ready for occupancy and such date shall be deemed to be the Commencement Date, and the Expiration Date set forth in Article I(d) hereof shall be extended for a period equal to the number of days that the Premises are not available and ready for occupancy beyond the Commencement Date specified in Article I(d) hereof plus the number of
                                                              ----
days necessary for the Lease Term to expire on the last day of a month; provided, however, that if the Leasehold

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Improvements (as defined in Section 3.2 below) have not been substantially completed within ninety (90) days following the date upon which Landlord and Tenant mutually approve the final plans and specifications for the Leasehold Improvements (as defined in Section 3.2 hereof) (herein, the "Outside Completion Date"), subject to Excused Delays (as hereinafter defined), then Tenant shall have the right to terminate this Lease at any time prior to substantial completion of the Leasehold Improvements, and this Lease shall thereafter be null and void and of no further force or effect and the Commencement Date hereunder shall never occur. If the Tenant fails to terminate this Lease prior to substantial completion or within ten (10) days after Landlord notifies Tenant that the Leasehold Improvements will not be completed on time, then Tenant shall be deemed to have waived its right of termination contained herein. If the delay in completing the Leasehold Improvements by the Outside Completion Date is caused or contributed to by act or neglect of Tenant, or those acting for or under Tenant, labor disputes, casualties, acts of God or the public enemy, governmental embargo restrictions, shortages of fuel, labor, or building materials, action or non-action of public utilities, or of local, state or federal governments affecting the work, or other causes beyond Landlord's reasonable control, then the time of completion of said construction shall be extended for the additional time caused by such delay. Such delays are each referred to as an "Excused Delay." Landlord hereby waives payment of Basic Rental and all Additional Rental and other payments to be made by Tenant hereunder, all of which shall only commence upon the Commencement Date covering any period prior to the date the Premises are available and ready for occupancy; however, should Tenant occupy the Premises prior to the Commencement Date specified in Article I(d) hereof, the Commencement Date and Lease Term shall be altered to coincide with said occupancy with the Expiration Date of this Lease remaining unchanged. For the purpose hereof, the Premises shall be deemed "available and ready for occupancy" at such time as Landlord has substantially completed the construction or installation of any Leasehold Improvements (as defined in Section 3.2 hereof), if any, required to be completed by Landlord pursuant to Section 3.2 of this Lease to the extent reasonably necessary to as to allow Tenant to occupy the Premises and commence operations of its business therein, notwithstanding the fact that there may remain as incomplete certain minor, "punchlist" items which do not materially interfere with Tenant's intended use of the Premises; Landlord agrees to promptly attend to and complete the punchlist items in a good and workmanlike manner. The Leasehold Improvements shall be deemed to have been substantially completed when the following having occurred: (i) the issuance of a certificate of occupancy permitting Tenant to occupy the Premises (or the taking of such other action as may be customary to permit occupancy or use thereof); and (ii) the issuance of a certificate of substantial completion by Landlord's architect. Tenant shall endeavor to provide Landlord with a list of deficiencies in the construction of the Leasehold Improvements within thirty (30) days after it has taken possession of the Premises with all Leasehold Improvements completed; provided, further that nothing herein shall reduce or impair Landlord's Construction Guaranty set forth in Section 3.3 below. After the Commencement Date of this Lease, Tenant shall, upon request from Landlord, execute and deliver to Landlord a letter of acceptance of delivery of the Premises, which letter shall describe any deficiencies with respect to the Leasehold Improvements of which Tenant has actual knowledge and shall also state the Commencement Date and Expiration Date; provided, however, that Landlord also confirms to Tenant the Commencement and Expiration Dates. The Premises are subject to, and Tenant covenants and agrees to comply with, the easements, restrictions, reservations and other matters set forth in Exhibit "B" attached hereto and made a part hereof (collectively, the "Permitted Encumbrances"). Landlord represents to Tenant that none of the Permitted Encumbrances will materially interfere with or preclude Tenants occupancy of the Premises for the Primary Use identified in Article I(g) above.

                                  ARTICLE III

                    CONSTRUCTION OF LEASEHOLD IMPROVEMENTS

        Section 3.1 Landlord's Improvements. The "Landlord's Work" (so called herein) is described by the Design Criteria set forth on Exhibit "C" attached hereto and made a part hereof.

        Section 3.2 Leasehold Improvements. Any improvements to be made to the Premises other than the Landlord's Work as described in Section 3.1 above are herein referred to as the "Leasehold Improvements". Immediately after the execution hereof, Landlord and Tenant will cooperate with one another to prepare final plans and specifications for the construction and installation of the Leasehold Improvements. Such final plans and specifications, when approved in writing by Landlord and Tenant, shall be attached to this Lease as Exhibit "C-1" and shall become a part hereof. No failure or refusal on the part of Tenant to approve final plans and specifications within a reasonable time after the execution hereof shall render this Lease void or voidable nor shall it delay the Commencement Date set forth in Article I(d) hereof. No delay caused by Tenant during the construction or installation of the Leasehold Improvements shall delay the Commencement Date of this Lease from what it would have been had such delay not occurred.

        Landlord and Tenant acknowledge that Landlord has computed the Basic Rental by budgeting an allowance of $600,000.00 (the "Allowance") for the Leasehold Improvements to be constructed within the Premises. Landlord and Tenant acknowledge that the Allowance is not a firm budget nor final estimate of costs. Upon mutual approval of the final plans and specifications, Landlord agrees to obtain competitive bids for the cost of the Leasehold Improvements from no fewer than three (3) of the contractors listed on Schedule I attached hereto and made a part hereof. Landlord will provide to Tenant copies of any bids received by Landlord. It is understood, however, that Landlord need not necessarily select the contractor providing the lowest bid; however, unless Landlord provides Tenant a reasonable basis for rejecting the lowest bid, Landlord will select the contractor providing the lowest bid. Landlord shall promptly inform Tenant of Landlord's selection of the contractor and the final cost of the Leasehold Improvements. Should the total cost of the Leasehold Improvements exceed the Allowance, the Tenant shall pay such excess, in cash, to Landlord within ten (10) days following the date Landlord informs Tenant of such excess, and Landlord will not be required to commence construction of the Leasehold Improvements until Tenant pays such

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excess to Landlord. Any delay in Landlord's commencement of construction resulting from Tenant's failure to pay such amount to Landlord as required herein shall not delay the Commencement Date of this Lease from what is would have been had such delay not occurred. Should the total cost of the Leasehold Improvements be less than the Allowance, the Tenant shall be entitled to receive such amount by crediting the first installment(s) of Basic Rental due to the Landlord following the Abatement Period (as defined in Section 4.1 hereof).

        Section 3.3 Construction Guaranty. Landlord guarantees the Leasehold Improvements against defective workmanship and/or materials or non-compliance with the final plans and specifications for the Leasehold Improvements for a period of one year from the date of substantial completion of the Leasehold Improvements, and Landlord agrees, at its sole cost and expense, to repair or replace any defective item occasioned by poor workmanship and/or materials or non-compliance with the final plans and specifications for the Leasehold Improvements during said one-year period, and performance of such one-year guaranty shall be Landlord's sole and exclusive obligation with respect to defective workmanship and/or materials, and Tenant's rights to enforce such one-year guaranty shall be Tenant's sole and exclusive remedy with respect to such defective workmanship and/or materials in limitation of any contract, warranty or other rights, whether express or implied, that Tenant may otherwise have under applicable law. From and after the expiration of the one year guaranty of Landlord against defective workmanship and materials, Landlord agrees to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any express warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials for a period of time in excess of the one-year period described above and to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated in the Building for a period of time in excess of such one-year period.

                                  ARTICLE IV

                                     RENT

        Section 4.1 Payment of Rent. In consideration of this Lease, Tenant promises and agrees to pay Landlord the Basic Rental, without deduction or set off, except for any set off explicitly provided for herein, for each and every month of the Lease Term and further promises and agrees to pay all Additional Rent which becomes due hereunder. The nonpayment of any Additional Rent or any other sums due by Tenant to Landlord under this Lease shall afford Landlord all the rights and remedies as are herein provided in the case of nonpayment of the Basic Rental. Any term or provision of this Lease to the contrary notwithstanding, the covenant and obligation of Tenant to pay Rent hereunder shall be independent from any obligations, warranties, representations, express or implied, if any, of Landlord herein contained.

        Tenant's obligation to pay the Basic Rental shall abate for a period commencing on the Commencement Date and continuing through and until, and including, May 31, 1997 (the "Abatement Period"). The abatement provided herein shall apply to Basic Rental only and shall not include any other costs, charges or expenses payable by Tenant.

        Section 4.2 Periodic Payment of Reimbursable Expenses; Adjustments. Landlord may estimate in advance the amount of any taxes, reimbursable maintenance expenses and insurance premiums due from Tenant under this Lease (the "Reimbursable Expenses") for each calendar year during the Lease Term, and the same shall be payable quarterly, during each twelve (12) month period of the Lease Term on the same day as Basic Rental is due hereunder, with an adjustment to be made between the parties at a later date as hereinafter provided. As soon as practicable following the end of each calendar year, but no later than the first day of May, beginning with the end of the first calendar year, Landlord shall submit to Tenant a statement setting forth the exact amount of the Reimbursable Expenses for the calendar year just completed. Further, Landlord shall notify Tenant of the difference, if any, between the actual amount of the Reimbursable Expenses for the calendar year just completed and the estimated amount of the Reimbursable Expenses (which was paid in accordance with this paragraph) for such year. Such statement shall also set forth the amount of the estimated Reimbursable Expenses for the new calendar year computed in accordance with the foregoing provisions. To the extent that the actual Reimbursable Expenses for any period covered by such statement is greater than the estimated amounts which Tenant previously paid during the calendar year just completed, Tenant shall pay to Landlord the difference within ten (10) days following receipt of said statement from Landlord. To the extent that the actual Reimbursable Expenses for the period covered by the statement is less than the estimated payment previously paid by Tenant during the calendar year just completed, Landlord shall credit the difference against the Tenant's estimated payment of Reimbursable Expenses for the current calendar year and such credit will be applied to the next payment or payments due from Tenant to Landlord. In addition, until Tenant receives such statement, Tenant's payment of the Reimbursable Expenses for the new calendar year shall continue to be paid at the rate for the previous calendar year, but Tenant shall commence payment to Landlord of the quarterly installments of Reimbursable Expenses on the basis of the new statement beginning on the first installment date following the date upon which Tenant receives such statement. If the statement reflects a change in the reimbursement amount, such difference shall be adjusted by increasing or decreasing the first reimbursement payment after the statement is given in order to bring the reimbursement amount for the new calendar year current as of such date.

        Landlord shall retain its records relating to the taxes, insurance and other reimbursable expenses at Landlord's principal office (or such other office as Landlord may designate in writing to Tenant), and upon reasonable prior notice to Landlord, Tenant shall have the right to inspect all of Landlord's records relating to such costs. Appropriate adjustments shall be made for errors in the computation of such costs revealed by such audit or inspection. If any audit by Tenant indicates an overcharge in the amount of Tenant's Share by more than five percent (5%), the reasonable cost of such audit (up to a maximum of

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$1,500.00) shall be paid on demand by Landlord to Tenant. Landlord shall retain said records for at least twenty-four (24) months.

        Section 4.3 Rent Adjustment. The Basic Rental installment for the first month of the Lease Term shall be due and payable by Tenant to Landlord contemporaneously with the execution hereof, and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month during the Lease Term. Basic Rental for any fractional month at the beginning or end of the Lease Term shall be prorated. Should a prorated payment of Basic Rental be owing for a fractional month at the beginning of the Lease Term, Tenant shall pay such amount to Landlord within ten (10) days following receipt of Landlord's invoice therefor.

        Section 4.4 [INTENTIONALLY OMITTED]

        Section 4.5 Survival of Obligations. Notwithstanding any expiration or earlier termination of this Lease, Tenant's obligation to pay any and all Additional Rent and other sums due by Tenant to Landlord under this Lease shall continue and shall cover all periods up to the date this Lease expires or is terminated. Tenant's obligation to pay any and all Additional Rent and other sums under this Lease and Landlord's and Tenant's obligation to make the adjustments referred to in this Lease shall survive any expiration or termination of this Lease.

        Section 4.6 Delinquent Payments. If any Basic Rental payment required to be paid or which becomes due under this Lease is not paid by the tenth (10th) day following the day on which it is due, a service charge of five percent (5%) of such amounts due shall become due and payable in addition to the amounts due. Said service charge is for the purpose of reimbursing Landlord for the extra costs and expenses in connection with the handling and processing of late payments. In addition to such service charge, if any Basic Rental payment is not paid by the tenth (10th) day following the day on which is becomes due, Tenant shall pay to Landlord, in addition to such Basic Rental payment and the service charge, interest on such Basic Rental payment calculated at the Maximum Rate from the date such Basic Rental payment was due until paid by Tenant. If any Additional Rent required to be paid or which becomes due under this Lease is not paid when due, Tenant shall pay to Landlord, in addition to such amounts, interest on such amounts at the Maximum Rate from the date such amounts were due until paid by Tenant.

        Section 4.7 Independent Obligations. Any term or provision of this Lease to the contrary notwithstanding, except as explicitly set forth herein, the covenants and obligations of Tenant to pay Basic Rental and Additional Rent hereunder shall be independent from any obligations, warranties or representations, express or implied, if any, of Landlord herein contained.

                                   ARTICLE V

                               OTHER ASSESSMENTS

        Section 5.1 Payment of Impositions. Tenant covenants and agrees to pay during the term of this Lease, as Additional Rent, before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof, Tenant's Share of all real estate taxes and special assessments (all of which are sometimes herein referred to as "Impositions"), which at any time during the term may have been or maybe assessed, levied, confirmed, imposed upon, or become a lien on the Property, or any portion thereof, or any appurtenance thereto. Tenant shall pay Tenant's Share of all special (or similar) assessments for public improvements or benefits which, during the term of this Lease shall be laid, assessed, levied or imposed upon or become payable or become a lien upon the Property, or any portion thereof; provided, however, that if by law any special assessment is payable (without default) or, at the option of Landlord, may be paid (without default) in installments (whether or not interest shall accrue on the unpaid balance of such special assessment), Tenant may pay the same, together with any interest accrued on the unpaid balance of such special assessment in installments as the same respectively become payable and before any fine, penalty, interest or cost may be added thereto for the nonpayment of any such installment and the interest thereon. Landlord represents to Tenant that as of the date of this Lease, Landlord has no knowledge of and has not received any written notice of any special assessments payable, levied or assessed with respect to the Property. Tenant shall pay Tenant's Share of all special assessments or installments thereof (including interest accrued thereon), whether heretofore or hereafter laid, assessed, levied or imposed upon the Property, or any portion thereof, which are due and payable during the term of this Lease. Landlord shall pay all installments of special assessments (including interest accrued on the unpaid balance) which are payable prior to the commencement and after the termination date of the term of this Lease. Tenant shall pay all real estate taxes, whether heretofore or hereafter levied or assessed upon the Property, or any portion thereof, which are due and payable during the term of this Lease. Landlord shall pay all real estate taxes and special assessments which are payable prior to the commencement of the term of this Lease. Provisions herein to the contrary notwithstanding, Landlord shall pay that portion of the real estate taxes and installments of special assessments due and payable in respect to the Property during the year the term commences and the year in which this term ends which the number of days in said year not within the term of this Lease bears to 365, and Tenant shall pay Tenant's Share of the balance of said real estate taxes and installments of special assessments during said years. Notwithstanding anything to the contrary, Tenant shall not be obligated to pay any assessment arising from or related to the original construction of the Building and/or development of the Property.

        Section 5.2 Other Impositions. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the Basic Rentals received therefrom and/or a franchise tax assessment, levy or charge measured by or

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

based, in whole or in part, upon such Basic Rentals for the present or any future building or buildings on the Land, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Impositions" for the purposes hereof.

        Section 5.3 Landlord's Right to Contest. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the Premises within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as Additional Rent, Tenant's Share of the reasonable cost of such service.

                                  ARTICLE VI

                                   UTILITIES

        Landlord agrees to provide water, gas, sewer, electricity, and telephone service connections to the Premises; but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, fire sprinkler, lawn sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises not caused by or attributable to the negligent acts or omissions of Landlord, its employees, agents, invitees or contractors. Prior to the Commencement Date, Tenant shall pay for all utilities or services at the Premises used by it or its agents, employees or contractors. Subject to the provisions of Section 8.7 and Tenant's responsibility for the payment of Tenant's Share of Common Area expenses, Landlord agrees to maintain all utilities and utility lines within the Common Area not maintained by public utilities, and the expenses relating to such maintenance shall be Common Area expenses.

                                  ARTICLE VII

                           USE; COMPLIANCE WITH LAWS

        Section 7.1 Permitted Use. Tenant shall use the Premises only for the Permitted Use (as defined in Article 1(g) hereof). Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use without Landlord's prior written consent or for any use or purpose which is unlawful in part or in whole or deemed to be disreputable in any manner or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the rate of fire insurance on the Building or contents; and in the event that, by reason of acts of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts or conduct of business then such acts of Tenant shall be deemed to be an event of default hereunder, unless Tenant hereby agrees to pay to Landlord the amount of such increase on demand and acceptance of such payment shall not constitute a waiver of any of Landlord's other rights provided herein. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere wish, annoy or disturb other tenants or Landlord in management of the project of which the Premises form a part. Landlord agrees to include a provision substantially similar to the preceding sentence within other tenant leases respecting the Building. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) as provided for in Section 7.3 below. Tenant will not, without the prior written consent of Landlord, paint, install lighting or decoration, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof. Should Landlord agree in writing to any of the items in the preceding sentence, Tenant will maintain such permitted item in good condition and repair at all times. Outside storage, including but not limited to trucks or other vehicles, is also prohibited without Landlord's prior written consent.

        Section 7.2 Hazardous Materials.

              (a) As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical products, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

              (h) As used in this Lease, the term "Hazardous Materials Laws" shall mean all federal, state and local laws, ordinances and regulations relating to industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any Hazardous Materials.

              (c) Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises or the Property, by Tenant, its agents, employees, licensees, invitees, business associates, sublessees, assigns, contractors, subcontractors or others acting for or on behalf of Tenant (collectively, "Tenant Related Party") without the prior written consent of Landlord. Landlord shall be entitled to take into account such other factors or facts as Landlord may in its good faith business judgment determine to be

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     relevant in determining whether to grant, condition or withhold consent to
     Tenant's proposed activity with respect to Hazardous Material. Landlord acknowledges that incidental to Tenant's business operations, Tenant plans to store carpet and adhesives which may contain Hazardous Materials, office supplies, cleaning materials and other similar substances of the type and quantities typically associated with the operation and maintenance of a warehouse operation (the "Permitted Substances"). Tenant may store and utilize the Permitted Substances as long as Tenant complies with all Hazardous Materials Laws and obtains all permits and approvals relating to the use, treatment and disposal thereof and (except for office supplies, cleaning materials and similar substances) so long as all such Permitted Substances remain, at all times, in their original container and are not used for any purposes in or about the Premises or the Property. Tenant shall indemnify, defend and hold Landlord and each of Landlord's partners, shareholders, officers, directors, employees, agents, attorneys, investment advisors, portfolio managers, trustees, ancillary trustees, and their affiliates, successors and assigns and their respective partners, shareholders, officers, directors and employees (collectively, "Indemnitees") free and harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages), expenses (including, without limitation, attorneys', consultants' and experts' fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (economic or other) (collectively, the "Claims") arising from a breach of this prohibition by Tenant or any Tenant Related Party or arising from the use, storage, treatment or disposal of any Permitted Substances. In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks in, on or under the Premises or the Property. If Landlord consents to the generation, production, use, storage, treatment or disposal of Hazardous Materials (including, bus not limited to the Permitted Substances) in or about the Premises by Tenant or any Tenant Related Party, then, in addition to any other requirements or conditions that Landlord may impose in connection with such consent, (1) Tenant promptly shall deliver to Landlord copies of all permits, approvals, filings, reports and hazardous waste manifests reflecting the legal and proper generation, production, use, storage, treatment or disposal of all Hazardous Materials generated, used, stored, treated or removed from the Premises and the Property and, upon Landlord's request, copies of all hazardous waste manifests relating thereto, and (2) upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials arising out of or related to the use or occupancy of the Premises and the Property by Tenant or any Tenant Related Party to be removed from the Premises and transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances, and Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord of compliance with all applicable laws, regulations and ordinances.

         (d) In the event that Hazardous Materials are discovered upon, in, or under the Premises, and the applicable governmental agency or entity having jurisdiction over the Premises requires the removal of such Hazardous Materials, Tenant shall be responsible for removing those Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or any Tenant Related Party. Landlord warrants and represents to Tenant that, to Landlord's actual knowledge, no Hazardous Materials are located on, in or under the Property that would interfere with Tenant's use or occupancy of the Premises or would cause Tenant any liability, cost or expense. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises or the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Material in any way connected with the Premises or the Property without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (1) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premises or the Property or any portion thereof, (2) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated or threatened pursuant to any Hazardous Materials Laws; (3) any claim made or threatened by any person against Tenant or the Premises or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (4) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or removed from the Premises or the Property, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Property or Tenant's use thereof.

         (e) In the event (i) Hazardous Materials are discovered upon, in or under the Premises or the Property and (ii) Landlord has been given written notice of the discovery of such Hazardous Materials, then and in that event Landlord may voluntarily, but shall not be obligated to (unless the existence of such Hazardous Materials has resulted from the acts of Landlord), take all necessary action to bring the Premises and the Property into compliance with Hazardous Materials Laws as Landlord's sole cost (`Landlord's Remediation Activities"). Tenant agrees not to interfere unreasonably with Landlord's Remediation Activities, and should Landlord elect to pursue Landlord's Remediation Activities, Landlord agrees to perform such activities to as not to interfere unreasonably with Tenant's occupancy and operations of the Premises.

         (f) The respective rights and obligations of Landlord and Tenant under this Section 7.2 shall survive the expiration or earlier termination of this Lease.

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       Section 7.3 Compliance with Laws and Ordinances. Tenant shall, throughout the term of this Lease, and at Tenant's sole cost and expense, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of any other body now or hereafter constituted exercising lawful or valid authority over the Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof. Landlord represents to Tenant that as of the date of this Lease, Landlord has received no notice of the Property or any portion thereof failing to comply with any applicable laws, ordinances, orders, rules, regulations or requirements of any federal, state, municipal and other governmental bodies having jurisdiction over the Premises. Notwithstanding anything herein to the contrary, Tenant shall have no obligation to comply with any current or future laws, ordinances, orders, rules, regulations or requirements that would require any alterations to the structure or foundation of the Building and which apply generally to all occupants of buildings and are not specifically occasioned by Tenant's Permitted Use (as opposed to the general use of the Premises by any lessee); provided, however, that, if any alteration to the Building is required to comply with Tenant's particular use of the Premises, then Tenant shall be responsible for such compliance. As to any law, regulation or ordinance the compliance of which is Tenant's responsibility under this Section 7.3. Tenant shall have the right to contest the application or enforcement thereof so long as such contest is conducted in good faith and at no cost or expense to Landlord and would not result in any liability to Landlord.

       Section 7.4 Compliance with Permitted Encumbrances. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, set forth in Exhibit "B" attached, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Premises and required to be obtained and maintained under the terms of Article XV hereof.

                                 ARTICLE VIII

                            REPAIRS AND MAINTENANCE

        Section 8.1 By Landlord. Landlord shall at its expense maintain (except in the event of casualty or other damage contemplated in Article XVI hereof, in which event the terms of that Article will control) only the roof, foundation and the structural soundness of the exterior walls of the Building (excluding all windows, window glass, plate glass, and all doors) in good repair and condition, except for reasonable wear and tear. Tenant shall give prompt written notice to Landlord of the need for repairs or corrections and Landlord shall proceed within a reasonable time after receiving such notice to make such repairs or corrections. Except as otherwise expressly provided in Article XXXI hereof, Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant shall repair and pay for any damage caused by the negligence or default hereunder of or by Tenant, its employees, agents or invitees; the cost of any such damage which is paid by Landlord shall be deemed Additional Rent which is immediately due and owing from Tenant within ten (10) days after written demand therefor by Landlord.

        Section 8.2 By Tenant. Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, reasonable wear and tear excepted, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, and special office entries, interior walls and finish work, floors and floor coverings (other than normal wear and tear), downspouts, gutters, heating, air conditioning and ventilation systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, pest extermination, regular removal of trash and debris, keeping the whole of the Premises in a clean and sanitary condition. Tenant shall not be obligated to repair any damage caused by fire, tornado or other casualty covered by the insurance to be maintained by Landlord pursuant to the provisions of this Lease, except that Tenant shall be obligated to repair all wind damage to glass not covered by the insurance Landlord is required to maintain hereunder (or actually covered by any of Landlord's insurance) except with respect to tornado or hurricane damage and with respect to any damage required to be covered by Landlord's insurance, as provided for in Article XV below, or is actually covered by insurance carried by Landlord.

        Section 8.3 Prohibition Against Waste. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of the floors or other use of the Building or the Premises that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

        Section 8.4 Landlord's Right to Effect Repairs. If Tenant should fail to perform any of its obligations under this Article VIII, then Landlord may, if it so elects, in addition to any other remedies provided herein, effect such repairs and maintenance. Any sums expended by Landlord in effecting such repairs and maintenance shall be due and payable, on demand, together with interest thereon at the Maximum Rate from the date of each such expenditure by Landlord to the date of repayment by Tenant prior to effecting such repairs on behalf of Tenant, Landlord shall provide Tenant with the opportunity

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to cure provided for in subparagraph (b) of Article XX (except, however, in case of emergencies or in order to mitigate Landlord's damages, in which case, such notice as is reasonable shall be given).

       Section 8.5 Misuse or Neglect. Tenant shall be responsible for all repairs to the Building which are made necessary by any misuse or neglect by:
(i) Tenant or any of its officers, agents, employees, contractors, licensees, or subtenants; or (ii) any visitors, patrons, guests, or invitees of Tenant or its subtenant while in or upon the Premises. Landlord shall be responsible for all repairs to the Building arising after the Commencement Date caused by the negligence or default hereunder of or by Landlord or any of its employees or agents.

       Section 8.6 Maintenance/Service Contracts. Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a reputable maintenance contractor for servicing all heating, ventilation and air conditioning systems within or serving the Premises. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises.

       Section 8.7 Common Area.

              (a) Landlord hereby grants to Tenant for the term of this Lease (including all extensions and renewals thereof) the non-exclusive easement and right to use the Common Areas in common with Landlord and the other tenants of the Property for parking, ingress and egress, loading and unloading and other Common Area purposes. Landlord expressly reserves the right, however, to designate any areas located on the western half of the Property as cross-hatched on Exhibit "A-2") for the exclusive use of any other tenant. Landlord shall be responsible for the operation, maintenance and management of the Common Area and the facilities located therein, the manner of maintenance and the expenditures therefor to be in the discretion of Landlord, but shall in all events keep the Common Areas in good condition and repair so as not to materially interfere with Tenant's use and occupancy of the Premises for its Permitted Use. In this regard, Landlord shall perform or have performed the paving (including striping and bumpers), landscape maintenance, landscape replacement, exterior painting, maintenance of exterior lighting fixtures, maintenance of tenant directories and the maintenance of the irrigation systems and common sewerage line plumbing.

              (b) Tenant shall be liable to Landlord for Tenant's Share of all the costs and expenses relating to the maintenance and operation of the Common Area, including but not limited to, the cost for mowing of grass; care of shrubs; landscape replacement; general landscaping; maintenance of parking areas, parking lot improvements, driveways and alleys; exterior repainting, maintenance of the exterior lighting fixtures; maintenance of tenant directories; the maintenance of the irrigation systems and common sewerage line plumbing; the cost of insurance and any fee incurred by Landlord incidental to the management of the Premises (herein, the "Management Fee"). Landlord agrees that Tenant's Share of the Management Fee shall not exceed $12,600.00 per year, commencing with calendar year 1997, and Tenant's Share of the Management Fee shall not be increased by more than three percent (3%) for each calendar year thereafter over the Tenant's Share of the Management Fee for the previous calendar year. Additionally included within the costs and expenses relating to the operation and maintenance of the Common Area are any costs incurred in complying with or removing or curing any violation of all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Property or any portion thereof. Following calendar year 1997, Tenant's Share of "controllable Common Area expenses" shall not be increased by more than five percent (5%) over Tenant's Share of "controllable Common Area expenses" for the previous calendar year. For the purposes hereof, the term "controllable Common Area expenses" shall be limited to those expenses relating to the Common Area which are within the direct control and discretion of Landlord, but shall not include, without limitation, utility charges, insurance premiums, the cost of effecting compliance with any applicable laws and the Management Fee. If Tenant is identified as being responsible for any damage to the Common Area or any facilities located therein (including, without limitation obstructions or stoppage of the common sanitary sewerage line), then Tenant shall pay the entire cost of repairing same upon demand by Landlord. Tenant's Share of all Common Area costs and expenses shall be payable by Tenant to Landlord within ten (10) days after a statement of actual expenses is presented to Tenant, and shall be subject to periodic estimated payments as provided in Section 4.2 hereof.

              Common Area costs and expenses to be shared by Tenant shall not include (i) expenses incurred in leasing space, such as legal expense, brokerage commissions or advertising or promotional expenses, (ii) interest and amortization under mortgages or any other secured or unsecured loan payable by Landlord, (iii) expenses separately reimbursed by any other tenants of the Property other than pursuant to the proportionate Common Area costs and expenses provisions in their respective leases, (iv) financing and refinancing costs, including fees paid by Landlord to obtain financing or refinancing such as origination fees and brokerage commissions, (v) non-cash depreciation, (vi) costs incurred in connection with the enforcement of leases, including attorneys' fees or other costs and expenses incurred in connection with summary proceedings to dispossess any other tenant, (vii) costs for repaving and restriping of the entirety of the parking area to the extent such costs exceed the reasonable costs for such paving and striping, but Common Area costs and expenses may include repaving and restriping performed not more often than once every ten (10) years for paving and more often than once every four (4) years for striping, and shall also include any patching or repairs of paved areas, (viii) any expenses associated with any special requirements of a particular tenant in connection with the Common Areas or the maintenance thereof and (ix) any insurance premium increase caused by the use of its premises by Landlord or any tenant other than Tenant or any such increase in premium attributable to vacant space.

              (c) Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving or to serve the Building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as Additional Rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained in the Premises, and the denominator of which is the entire space occupied by rail users in the Building.

              (d) Landlord or such other person as Landlord may appoint shall have the exclusive control and management of the Common Area and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Tenant agrees to abide by and conform to all such rules and regulations and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by any other tenants within the Building. Notwithstanding anything herein to the contrary, no rule or regulation not contained herein or attached as an exhibit hereto shall be binding upon Tenant unless same is reasonable in nature, does not unreasonably interfere with Tenant's use of the Premises for the Permitted Use, is applicable to all other tenants and occupants of the Property and is administered by Landlord in a reasonable manner for the beneficial operation of the Property by all tenants thereof.

              (e) Under no circumstances shall the Tenant have the right to store any property, temporarily or permanently, within the Common Area. Any such storage shall be permitted only with the prior written consent by Landlord or Landlord's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Landlord shall have the right, with the notice provided for in subparagraph (b) of Article XX (or earlier in the case of emergencies or to mitigate Landlord's damages), in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Tenant, which cost shall be immediately payable within ten (10) days after invoice therefor by Landlord. Landlord acknowledges that trucks will be loading and unloading Tenant's inventories in the loading areas adjacent to the Premises and that same may be parked only on that portion of the Common Areas along the east side of the Building.

              (f) Landlord shall have the right, at Landlord's sole discretion and from time to time to (i) make changes to the Common Area, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (ii) close temporarily any portion of the Common Area for maintenance purposes so long as reasonable access to the Premises remains available; (iii) designate other land outside the boundaries of the Property to be a part of the Common Area; (iv) add additional buildings and improvements to the Common Area; (v) use the Common Area while engaged in making additional improvements or alterations to the Building, the Property, or any portions thereof; and (vi) do and perform such other acts and make such other changes in, to or with respect to the Common Area and the Property as Landlord may, in its discretion, deem to be appropriate, as long as none of the foregoing materially and unreasonably interferes with Tenant's use of the Premises or Common Areas as to parking, access or loading, unloading or shipping articles contained in the Premises. Additionally, no material change to the Common Areas shall be made that would materially adversely affect Tenant without Tenant's prior written consent, such consent not to be unreasonably withheld or delayed and which consent shall be deemed granted unless expressly denied in writing within five (5) business days following Landlord's request therefor.

                                  ARTICLE IX

                         ALTERATIONS AND IMPROVEMENTS

       At the expiration or earlier termination of this Lease, Tenant shall deliver up the Premises with all improvements located thereon (including all mechanical, plumbing and HVAC systems) in good repair and condition, reasonable wear and tear excepted and also excepting any casualty to the extent Landlord is adequately and sufficiently compensated therefor by means of available insurance proceeds, and shall deliver to Landlord all keys to the Premises. Tenant shall also remove all trash and debris from the Premises and leave same in a "broom clean" condition. The cost and expense repairs necessary to restore the condition of the Premises to the condition in which they are to be delivered to Landlord according to the immediately preceding sentence shall be borne by Tenant. Tenant will not make or allow to be made any alterations or physical additions in or to the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld as to interior, cosmetic, non-structural alterations. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises, either by Landlord or Tenant, shall be Landlord's property on expiration or earlier termination of this Lease and shall remain on the Premises without compensation to Tenant. All furniture, movable trade fixtures and equipment installed by Tenant may be removed by Tenant at the expiration or earlier termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such installations, removals and restoration shall be accomplished in a good, workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building, the other improvements or the plumbing, electrical lines or other utilities.

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                                   ARTICLE X

                            INDEPENDENT OBLIGATIONS

       All Basic Rental and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff, except as otherwise explicitly provided for herein, and the obligations of Tenant shall not be affected by reason of damage to or destruction of the Premises from whatever cause; nor shall the obligations of Tenant be affected by reason of any condemnation, eminent domain or hike takings (except as provided in Articles XVI and XVII hereof). It is the further express intent of Landlord and Tenant that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Basic Rental and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated or modified pursuant to an express provision in this Lease; (b) all Impositions, insurance premiums, utility expense, repair and maintenance expense (except as expressly stated to be otherwise herein), and all other costs, fees, interest, charges, expenses, reimbursements and obligations of every kind and nature whatsoever relating to the Premises, or any portion thereof, which Tenant has agreed to pay pursuant to this Lease during the term of this Lease, or any extension or renewal thereof, shall be paid or discharged by Tenant as Additional Rent.

                                  ARTICLE XI

                           ASSIGNMENT AND SUBLETTING

       Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Premises, or any part thereof, without the prior written consent of Landlord and in no event shall any such assignment or sublease ever release Tenant from any obligation or liability hereunder. No assignee or sublessee of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof.

       If the Tenant desires to assign or sublet all or any part of the Premises, it shall so notify Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease. Tenant shall provide Landlord with a copy of the proposed assignment or sublease, and such information as Landlord might request concerning the proposed assignee or subtenant(s) to allow Landlord to make informed judgments as to the financial condition, reputation, operations and general desirability of the proposed assignee or subtenant(s). Landlord shall request said information no later than fifteen (15) days after is has received Tenant's proposed assignment or sublease. Within fifteen (15) days after Landlord's actual receipt of Tenant's proposed assignment or sublease, and all required information concerning the proposed assignee or subtenant(s), Landlord shall have the option to:

               (a) Cancel this Lease as to the Premises or portion thereof proposed to be assigned or sublet effective on the proposed effective date of the assignment or subletting; or

               (b) Consent to the assignment or sublease, or

               (c) Withhold (but not unreasonably) its consent to the proposed assignment or sublease, but allow Tenant to continue in the search for an assignee or sublessee that may be acceptable to Landlord.

        Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the Rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an "event of default" as hereinafter defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rents against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder. In the event of the transfer and assignment by Landlord of its interest in this Lease and the Premises, and the assumption of Landlord's future obligations hereunder by the transferee, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations occurring after the date of such transfer.

        If Landlord consents to Tenant assigning its interest under this Lease or subletting all or any portion of the Premises, or in the event this Lease is assigned incidental to the sale of assets at contemplated by the following paragraph. Tenant shall pay to Landlord (in addition to the Basic Rental and all other amounts payable by Tenant under this Lease) one hundred percent (100%) of the aggregate rents and other considerations payable by any assignee or subtenant(s) in excess of the Basic Rental otherwise payable by Tenant from time to time under this Lease but in no event will the Basic Rental be reduced as a result of the same of all assignment and sublease rents and consideration being less than the Basic Rental. Said additional amount shall be paid to Landlord immediately upon receipt by Tenant of such rent or other considerations from the assignee or subtenant.

       Notwithstanding anything in this Lease to the contrary, no consents from Landlord shall be required with respect to an assignment of this Lease or a sublease of all or any portion of the Premises to any party that controls, is controlled by or is under common control with Tenant or any guarantor of this Lease or an assignment of this Lease incidental to the sale of all or substantially all Aladdin Manufacturing Corporation's assets in the State of Texas; provided, however, that any assignee assumes the obligations of Tenant relating to this Lease. Tenant shall promptly provided Landlord with written notice of such assignment or subletting.

                                  ARTICLE XII

                                   LIABILITY

       Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the Premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the Premises, or caused by the Building or other improvements becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the Premises, or due to any cause whatsoever, except injury to persons or damage to property the sole cause of which is the negligence or willful misconduct of Landlord, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the Premises, the Landlord, Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury or out of breach or default by Tenant hereunder. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease. Landlord agrees to indemnify and hold Tenant harmless from and against any and all liabilities, costs, expenses, claims, damages or causes of action for damages (including without limitation reasonable attorneys' fees and other costs of legal representation) arising from or attributable to Landlord's gross negligence or willful misconduct or Landlord's breach or default of its obligations under this Lease following the expiration of the applicable period for the cure thereof.

                                 ARTICLE XIII

                                   MORTGAGES

        Tenant accepts this Lease subject to any deeds of trust, security interests or mortgages which might now or hereafter constitute a lien upon the Premises and to deed restrictions, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Premises. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such deed of trust, security interest or mortgage. Tenant agrees to attorn to any mortgagee, trustee under a deed of trust or purchaser at a foreclosure sale or trustee's sale as Landlord under this Lease. With respect to any deed of trust, security interest or mortgage hereafter constituting a lien on the Premises, Landlord, at its sole option, shall have the right to waive the applicability of this paragraph to that this Lease will not be subject and subordinate to any such deed of trust, security interest or mortgage. Tenant shall upon request by Landlord, execute and deliver from time to time, one or more instruments certifying that this Lease is in full force and unmodified (or if modified stating the date and nature of each modification), the date through which the Basic Rental has been paid, the unexpired term of this Lease, and such other matters pertaining to this Lease as may be requested by Landlord. Notwithstanding the foregoing, this Lease shall not be subordinate to mortgages or deeds or trust hereafter arising unless and until Landlord has provided Tenant with an agreement (herein, "Non-Disturbance Agreement") from the holder of such lien confirming that so long as Tenant is not in default in the performance of any covenants, conditions, terms or provisions of this Lease, Tenant's right of occupancy under this Lease shall not be disturbed.

                                  ARTICLE XIV

                                  INSPECTION

        Landlord and Landlord's agents and representatives shall have the right to enter upon and inspect the Premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the Premises or in order to make such repairs as may be required or permitted to be made by Landlord, and Landlord's agents and representatives shall have the right to enter upon the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available for lease or for sale.

                                  ARTICLE XV

                       INSURANCE; WAIVER OF SUBROGATION

        Landlord agrees to maintain an "all risk" (Special Form) insurance policy covering the Building in an amount equal to the "replacement cost" thereof at such term is defined in the Replacement Cost Endorsement to be attached thereto, insuring against the perils of fire, lightning, vandalism, malicious mischief and loss of rent, extended by a Special Extended Coverage Endorsement to insure against all other risks of direct physical loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the Premises are situated for use by insurance companies admitted in such state for the writing of such insurance or risks located within such state. Subject to the provisions of this Lease, such insurance for the Building shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as Additional Rent, Tenant's Share of Landlord's cost of maintaining such insurance, together with such other insurance as Landlord deems reasonable and prudent. Said payments shall be made to Landlord immediately upon presentation to Tenant of Landlord's statement setting forth the amount due which statement shall be accompanied by a copy of the premium notice received by Landlord. In the event any such amount is not paid within twenty (20) days after the presentation to Tenant of the amount so due, the unpaid amount shall bear interest at the Maximum Rate from the date of such presentation until paid by Tenant. Any payment to be made pursuant to this paragraph with respect to the year in which this Lease commences, expires or otherwise terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

        Tenant shall procure and maintain throughout the term of this Lease a policy or policies of general commercial liability insurance, at its sole cost and expense, naming as additional insureds Landlord, and Landlord's managing agent and Tenant against all claims, demands or actions arising out of or in connection with: (i) the Premises; (ii) the condition of the Premises; (iii) Tenant's operations in and maintenance and use of the Premises; and (iv) Tenant's liability assumed under this Lease, the limits of such policy or policies to be in the amount of not less than $2,000,000.00 combined single limited/aggregate coverage. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certificates evidencing such coverage, together with receipts evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of such coverage, certificates evidencing the renewal thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such certificates shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such coverage may be canceled or changed.

        Anything in this Lease to the contrary notwithstanding, the parties hereto waive any and all rights of recovery, claim, action or cause of action against each other, their agents, partners, officers, and employees, for any loss or damage that may occur to the Premises hereby demised, or any improvements thereto, or the Building, or any improvements thereto, by reason of fire, the elements, or any other cause which could be insured against under the terms of "all-risk" Special Form insurance policies, regardless of cause or origin, including negligence of the parties hereto, their agents, partners, officers, and employees. Each party shall cause any policy of insurance carried by it to include a waiver of subrogation in favor of the other party affecting the waiver of claims set forth in the immediately preceding sentence.

                                  ARTICLE XVI

                          DESTRUCTION AND RESTORATION

        If the Building should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give prompt written notice thereof to Landlord.

        If the Building should be totally destroyed by fire, tornado or other casualty, or if it should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage. Landlord shall notify Tenant in writing within forty-five (45) days after such damage or destruction, whether Landlord shall rebuild the Building within one hundred eighty (180) days. If Landlord does not so notify Tenant, Tenant shall be at liberty to terminate this Lease by written notice to Landlord given after said forty-five (45) day period but prior to the date that Landlord has notified Tenant that it shall rebuild the Premises.

        If the Building should be damaged by any peril covered by the insurance to be provided by Landlord pursuant to the provisions of this paragraph, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building to substantially the condition in which it existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements (other than the Leasehold Improvements described in Section 3.2 hereof) which may have been placed in, on or about the Premises by Tenant and except that Tenant shall pay to Landlord, upon demand, Tenant's Share of any applicable deductible amount specified under Landlord's insurance to a maximum of $5,000.00 for Tenant's Share. The Rent payable hereunder, except to the extent covered by insurance, shall in no event abate by reason of damage or destruction; however, to the extent insurance is collectible by Landlord for loss of Rent, then the Rent payable under this Lease shall abate. In the event that Landlord should fail to commence such repairs and rebuilding with ninety (90) days or to complete such repairs and rebuilding within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord at Tenant's exclusive remedy, whereupon all rights and obligations hereunder (other than those which survive the termination of this Lease) shall cease and terminate.

        Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Building or the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder (other than those which survive the termination of this Lease) shall cease and terminate, subject, however, to in terms of the Non-Disturbance Agreement.

                                 ARTICLE XVII

                                 CONDEMNATION

        If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purposes contemplated by the Permitted Use, this Lease shall terminate and the Basic Rental shall be abated during the unexpired portion of this Lease, effective when the physical taking of said Premises shall occur. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in this paragraph, this Lease shall not terminate but the Basic Rental payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

        In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to receive the entire price or award from any such taking or private purchase in lieu thereof without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Landlord shall have full power and authority to negotiate with any public authority and to direct and control any legal proceedings involving or related to any such taking or private purchase in lieu thereof. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for loss of business or good will or for the taking of Tenant's trade fixtures, if a separate award for such items is made to Tenant.

                                 ARTICLE XVIII

                                 HOLDING OVER

        Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing, such holding over shall constitute and be construed as tenancy from month to month only, at a Basic Rental equal to the Basic Rental payable for the last month of the term of this Lease plus fifty percent (50%) of such amount. The holding over by Tenant, or any of its successors, for any part of a month shall entitle Landlord to collect the Rent called for under this paragraph for the entirety of such month. The provisions of this paragraph shall not be construed as Landlord's consent for the Tenant to hold over.

                                  ARTICLE XIX

                          TAXES ON TENANT'S PROPERTY

        Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

                                  ARTICLE XX

                               EVENTS OF DEFAULT

        The following events shall be deemed to be events of default by Tenant under this Lease:

        (a) Tenant shall fail to pay any of the Basic Rental, Additional Rent or any other sums due by Tenant to Landlord under this Lease, and such failure shall continue for a period of ten (10) days after written notice thereof to Tenant; provided, however, that if Landlord has given Tenant two (2) or more such notices in any twelve (12) month period, no further notice need be given, and Tenant shall be in default under this Lease if Tenant fails to make any such payments when due.

        (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of Rent, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant (or such longer time as may be reasonable if Tenant commences the cure of such default or breach within said thirty (30) day period diligently pursues the cure thereafter).

        (c) Tenant shall make an assignment for the benefit of creditors.

INDUSTRIAL LEASE AGREEMENT -        Page

        (d) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder and such adjudication shall not be vacated or set aside within sixty (60) days.

        (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and such receivership shall not be terminated or stayed within sixty (60) days.

        (f) Tenant shall desert or vacate any substantial portion of the Premises for a period of ten (10) or more days; provided, however, vacation of the Premises shall not constitute an event of default hereunder if, and so long as, (i) Tenant provides Landlord as least sixty (60) days prior written notice of Tenant's intent to vacate, (ii) Tenant pays any additional insurance premiums which may result from such vacation, (iii) Tenant takes such action as Landlord may reasonably request to protect the Premises and Building from vandalism and trespass, and (iv) Tenant otherwise continues to observe and perform all Tenant's obligations and covenants contained in this Lease. Should Tenant desert or vacate the Premises, Landlord shall have the continuing right to enter the Premises and Building at any time to market the Premises and show the Premises to prospective tenants. Further, in the event the Premises remain vacant for sixty (60) days, Landlord may, but shall have no obligation to, cancel and terminate this Lease by providing written notice of such election to Tenant, whereupon all rights and obligations hereunder shall cease and terminate except those which otherwise survive the termination of this Lease.

                                  ARTICLE XXI

                              LANDLORD'S REMEDIES

        Upon the occurrence of any event of default specified in Article XX hereof, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand whatsoever:

        (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof, without being liable for prosecution or any claim for damages thereof; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including the loss of Rent for the remainder of the Lease Term.

        (b) Enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim for damages therefor, and if Landlord so elects, relet the Premises on such terms as Landlord shall deem advisable and receive the Basic Rental thereof; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term. The deficiency to be paid by Tenant to Landlord shall be the equivalent of the amount of the Basic Rental and Additional Rent which would be payable under this Lease by Tenant, less the net proceeds of any
                                                   ----
reletting effected pursuant to this subsection (b) after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, alteration costs and expenses of preparation of the Premises or any portion thereof, for such reletting. Landlord need not give Tenant any written notice whatsoever, other than that which is required by
Article XX above, of Landlord's intent to take possession of the Premises and expel or remove Tenant.

        (c) Enter upon the Premises, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

        (d) As any time after an event of default, whether or not Landlord shall have collected any monthly deficiency as set forth in subsection (b) above, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Basic Rental and Additional Rent and any other charges to be paid by Tenant hereunder for the unexpired portion of the Lease Term (assuming this Lease had not been terminated), and the then present worth of the then aggregate reasonable fair market rent of the Premises for the same period. In computation of present worth, a discount at the rate of 6% per annum shall be employed.

        No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Landlord's acceptance of Rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions, and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord at any time terminate this Lease for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Premises and the loss of Rent for the remainder of the Lease Term.

                                 ARTICLE XXII

                             SURRENDER OF PREMISES

        No act or thing done by the Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and subscribed by the Landlord.

                                 ARTICLE XXIII

                                ATTORNEYS' FEES

        If on account of any breach or default by either party of its respective obligations under this Lease is should be necessary or appropriate for the non-defaulting to bring any action under this Lease or to enforce or defend any of the non-defaulting's rights hereunder, then the defaulting party agrees in each and any such case to pay to the non-defaulting a reasonable attorneys' fee.

                                 ARTICLE XXIV

                            [INTENTIONALLY OMITTED]

                                  ARTICLE XXV

                                MECHANIC'S LIEN

        Tenant shall have no authority, express or implied, to create, place or allow any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease.

                                 ARTICLE XXVI

                                     SIGNS

        Tenant shall have the right to install signs upon the Premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, restrictions, regulations and other requirements. Tenant shall remove all such signs upon the expiration or other termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of any buildings or other improvements on the Premises, and Tenant shall repair any injury or defacement, including without limitation discoloration, caused by such installation or removal.

                                 ARTICLE XXVII

                                    NOTICES

        Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant to Landlord, shall be deemed to be complied with when and if the following steps are taken:

        (a) All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord in Dallas County, Texas, at 1245 Three Lincoln Centre, 5430 LBJ Freeway, Dallas, Texas 75240, or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

        (b) Except as otherwise specifically set forth herein, any notice or document required to be delivered hereunder shall be in writing and shall be deemed received when delivered if sent by a recognized, commercial courier for same day delivery and shall be deemed received on the next business day if sent by a nationally recognized overnight courier (such as Federal Express or Purolator) with delivery specified for the next business day or two (2) business days after being deposited in the United States mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the parties hereto at the respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

        LANDLORD:        CP-REGENCY BUSINESS PARK, LTD.
                         5430 LBJ Freeway, Suite 1245
                         Dallas, Texas 75240

        WITH COPY TO:    Stanley K. Barth
                         Andrews & Barth, P.C.
                         8235 Douglas Avenue, Suite 1120
                         Dallas, Texas 75225

        TENANT:          Aladdin Manufacturing Corporation
                         2001 Antioch Road
                         Dalton, Georgia 30720
                         Attention: S. H. Sharpe, Executive Vice President

        WITH COPY TO:    Mohawk Carpet Corporation, Inc.
                         1755 The Exchange
                         Atlanta, Georgia 30339
                         Attention: Salvatore J. Perillo, Esquire


                                ARTICLE XXVIII

                                 SEPARABILITY

        If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

                                 ARTICLE XXIX

                                QUIET ENJOYMENT

        Provided Tenant has performed all of the terms, covenants, agreements and conditions of this Lease, including the payment of Rent, to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereof, without hindrance from Landlord, subject to the Permitted Encumbrances and the terms and conditions of this Lease. Landlord covenants and warrants that Landlord is the true and lawful owner of the Premises (including, without limitation, the Common Areas), subject only to the Permitted Encumbrances and has good right and full power to let and lease the same.

                                  ARTICLE XXX

                              EXISTENCE OF BROKER

        Tenant represents and warrants that it has not contacted or dealt with any real estate broker or agent to connection with the execution of this Lease other than CB Commercial Real Estate Group, Inc. (the "Agent"). Landlord will be responsible for the payment of a commission to the Agent pursuant to a separate written agreement.

        Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs (including but not limited to attorney's fees) incurred by Landlord as a result of Tenant's breach of any covenant, agreement, warranty or representation contained in this Article XXX. Landlord warrants and represents to Tenant that, except for the commission to be paid to Agent by Landlord, Landlord has not dealt with any other real estate broker or agent in connection with the execution of this Lease. Landlord hereby agrees to indemnify and hold Tenant harmless from and against any and all costs, expenses (including attorneys' fees) incurred by Tenant as a result of Landlord's breach of any covenant, agreement, warranty or representation contained in this Article XXX.

                                 ARTICLE XXXI

                               TENANT'S REMEDIES

        In the event Landlord defaults in the performance of any of its obligations to Tenant hereunder, or breaches any warranty or representation, express or implied, to Tenant in connection with this Lease or the Premises, and such default or breach continues for a period of thirty (30) days following written notice thereof from Tenant to Landlord (or such longer time as may be reasonable if Landlord commences the cure of such default or breach within said 30 day period and diligently pursues the cure thereafter), then Tenant may, as it sole remedies (i) if the default relates to the Landlord's obligations under
Section 8.1 hereof, Tenant may take such action as is reasonably necessary to cure Landlord's default if Tenant includes in its written notice to Landlord a provision that Tenant will take such action (ii) bring suit against Landlord for damages or (iii) bring suit to specifically enforce Landlord's obligations under this Lease. Further, if the default relates to Landlord's obligations under
Section 8.1, Landlord shall pay the amount of Tenant's deductible (up to a maximum amount of $1,000.00) relating to Tenant's insurance claim for any damage to Tenant's consents. In the event Tenant cures such default by Landlord as provided in item (i), then Landlord will reimburse Tenant all reasonable costs and expenses incurred by Tenant in curing Landlord's default. Notwithstanding the foregoing provisions, if Landlord has failed to maintain the roof as required by Section 8.1 and the contents of the Premises are in imminent danger of damage due to water leaking or other elements, then Tenant may cure Landlord's obligations if Landlord fails to commence the cure thereof within twenty-four (24) hours following Tenant's notice to Landlord. Tenant shall have no right of set-off against payments due to Landlord hereunder and shall have no right to terminate this Lease, and Tenant hereby waives such remedies. It is expressly agreed that the obligations of Landlord hereunder are independent of Tenant's obligations. Landlord shall have no personal liability to Tenant for any such default or breach by Landlord, and have no personal liability to Tenant for any such default or breach by Landlord, and Tenant specifically agrees to look solely to Landlord's interest in the Building and the Land situated thereunder for payment of any damages suffered by Tenant. Pending resolution of any controversy hereunder (as evidenced by a final, nonappealable order issued by a court of competent jurisdiction), Tenant shall continue to pay to Landlord all sums which are and become due to Landlord hereunder, without deduction or set-off. Following a final, nonappealable order issued by a court of competent jurisdiction evidencing a monetary sum owed by Landlord to Tenant, Tenant may offset the amount owed by Landlord from the Basic Rental owed by Tenant to Landlord; provided, however, the amount of offset each month shall in no event exceed twenty percent (20%) of the installment of Basic Rental due that month, unless the aggregate amount to be offset exceeds the total Basic Rental to accrue for the remainder of the Lease Term, in which event the monthly limitation as to the amount which may be offset shall be limited to the total amount owing by Landlord to Tenant divided by the number of months remaining during the Lease Term. Any sums owed by Landlord to Tenant shall bear interest at the Maximum Rate. Tenant hereby expressly waives and disclaims any lien or claim which Tenant has or may have in and to any property belonging to the Landlord or on the Rent due to the Landlord under this Lease.

        The term "Landlord," as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance of the Premises and this Lease and the assumption by the transferee of Landlord's obligations hereunder, the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed (but not as to matters theretofore occurring), provided that any funds in the hands of such landlord or the then grantor as the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. If Landlord fails to perform any of its obligations under this Lease and Tenant recovers a money judgment against Landlord, such judgment may be satisfied only out of (i) proceeds produced upon execution of such judgment and levy thereon against Landlord's interest in the Property and improvements thereon, (ii) the rents or other income from the Property receivable by Landlord, and (iii) if Landlord's failure of performance is in respect of any covenant or obligation under Articles XVI or XVII, Landlord's share of any condemnation award and the proceeds of any casualty insurance maintained by Landlord in respect of the Property. The foregoing provisions shall not relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit Landlord's liability in the case of the recovery of a monetary judgment against it, nor shall the foregoing provisions limit or otherwise affect Tenant's right to obtain injunctive relief or specific performance or avail itself of any other right or remedy that this Lease or the law may accord Tenant.

                                 ARTICLE XXXII

                             ESTOPPEL CERTIFICATES

        Landlord and Tenant agree to furnish from time to time when requested by the other, a signed certificate confirming and containing such factual certifications and representations reasonably deemed appropriate by the party requesting such certificate, and shall, within thirty (30) days following receipt of said proposed certificate and request for execution, return a fully executed copy of said certificate to the requesting party. In the event the party being requested to execute such certificate shall fail to return a fully executed copy of such certificate to the other party within the foregoing thirty (30) day period, then the party being requested to execute such certificate shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

                                ARTICLE XXXIII

                               NOTICE TO LENDER

        If the Premises or the Building or any part thereof are at any time subject to a first mortgage or a first deed of trust or other similar instrument and this Lease or the rentals are assigned to a mortgagee, trustee or beneficiary and the Tenant is given written notice thereof, including the post office address of such assignee, then the Tenant shall not take any action on account of any default on the part of the Landlord that would bind or affect said assignee without first giving written notice by certified or registered mail, return receipt requested, or by personal or courier delivery or as otherwise provided for in the Non-Disturbance Agreement, to such assignee, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to perform, as its election, for and on behalf of the Landlord.

                                 ARTICLE XXXIV

                              LANDLORD APPROVALS

        Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications. Landlord shall be responsible for the payment of any drawings, plans and specifications which are prepared by or on behalf of Landlord.

                                 ARTICLE XXXV

                          JOINT AND SEVERAL LIABILITY

        If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor and Landlord need not first proceed against the Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whattoever, including without limitation, in case of any amendments hereto, waivers hereof or failure to give such guarantor any notices hereunder.

                                 ARTICLE XXXVI

                                    GENDER

        Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

                                ARTICLE XXXVII

                                   CAPTIONS

        The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

                                ARTICLE XXXVIII

                 ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT

        Neither party to this Lease has made or relied on any representations, warranties, covenants or agreements with respect to the Premises or any other matters affecting or relating to this Lease except as contained herein and this Lease supersedes and replaces any prior representations, warranties, covenants or agreements, whether written or oral, which may have been made by either party with respect to the Premises or other matters contained in this Lease. This Lease contains the entire agreement between the parties hereto with respect to the Premises and all other matters contained in this Lease and this Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord and addressed to Tenant, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof.

The terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal reprensentatives, except as otherwise herein expressly provided.

                                 ARTICLE XXXIX

                    GOVERNING LAW AND PLACE OF PERFORMANCE

        This Lease shall be governed by the laws of the State wherein the Land is located. Tenant shall perform all covenants, conditions and agreements contained herein, including but not limited to payment of Rent, in Dallas County, Texas.

                                  ARTICLE XL

                        GOOD STANDING/DUE AUTHORIZATION

        Contemporaneous with the execution of this Lease, Tenant shall provide to Landlord the following:

               (a) A copy of Tenant's Good Standing, or similar certificate, issued by the Secretary of State of the state of Tenant's incorporation; and

               (b) A copy of the appropriate corporate resolutions, certified by the secretary or the assistant secretary of the Tenant, evidencing the authorization of the Tenant to execute this Lease.

        In the event a guaranty agreement is executed with respect to this Lease, Tenant shall additionally provide to Landlord, contemporaneous with the execution of this Lease, the items listed above for the guarantor.

                                  ARTICLE XLI

                              MEMORANDUM OF LEASE

        Upon not less than ten (10) days prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum of Lease, in recordable form, setting forth the following:

        (a)    The date of this Lease;
        (b)    The parties of this Lease;
        (c)    The term of this Lease;
        (d)    The legal description of the Land; and
        (e) Such other matters reasonably requested by Landlord to be stated therein.

                                 ARTICLE XLII

                                RENEWAL OPTION

     Landlord hereby grants Tenant (but no assignee or subtenant) two (2) options to renew this Lease, each option to be for a period of sixty (60) months, for a total of one hundred twenty (120) months in the event both renewal options are exercised. Each said renewal option shall be exercised by Tenant notifying Landlord thereof in writing not more than two hundred sen (210) and as least one hundred eighty (180) days prior to the expiration of the then current lease or renewal term, as the case may be. In the event a renewal agreement has not been executed as least one hundred twenty (120) days prior to the expiration date of the current lease or renewal term, the option shall automatically become null and void. Each such renewal shall be subject to all of the terms and conditions of this Lease except that (i) the rentals payable during each renewal term shall be as set forth below and (ii) no further renewal option shall exist during the second renewal term. It shall be a condition to Tenant's exercising any renewal option herein granted that (y) Tenant not be then in default under this Lease and (z) Tenant shall have previously exercised the immediately preceding renewal option, if any, so that the second renewal option may not be exercised if Tenant has failed to exercise the first renewal option.

     The Basic Rental for each renewal term shall be based on the then prevailing rental rates for properties of equivalent quality, size, utility and location in the Dallas/Forth Worth market, with the length of the lease term and the creditworthiness of the Tenant taken into account; provided, however, that in no event shall the Basic Rental in any renewal period be less than the Basic Rental for the last month immediately preceding said renewal period.

     Upon notification from Tenant of its intent to exercise each renewal option, Landlord shall, within fifteen (15) days thereafter, notify Tenant in writing of the Basic Rental for the applicable renewal term; Tenant shall, within fifteen (15) days following receipt of same, notify Landlord in writing of the acceptance or rejection of the proposed Basic Rental. In the event of rejection by Tenant, the Basic Rental for the applicable renewal term shall be determined as follows:

          (a) Within fifteen (15) days following notification of rejection, Landlord and Tenant shall each select an arbitrator who shall be a Licensed Texas real estate broker having a minimum of five (5) years experience in leasing industrial space and being a member of the North Chapter of the Texas Society of Office and Industrial Realtors (or its successor organization). Notice shall be given to the other party of the name of the arbitrator selected. If either Landlord or Tenant fails to appoint such an arbitrator within the allocated time, the arbitrator appointed by the other party shall make the determination of the Basic Rental and this determination shall be final and binding on both parties.

          (b) If both Landlord and Tenant appoint an arbitrator in accordance with the provisions above and the two arbitrators cannot agree upon a Basic Rental for the renewal term within thirty (30) days following their appointment, the two arbitrators shall forthwith select a third disinterested and qualified arbitrator having like qualifications and each of the original arbitrators will immediately submit his or her judgment as to the appropriate Basic Rental in writing to the third arbitrator. Within ten (10) days after such submittal, the third arbitrator shall make the determination of the Basic Rental for such renewal period and the determination of the third arbitrator shall be final and binding on both parties. In the event the two arbitrators appointed by the Tenant and Landlord cannot agree upon a third arbitrator, then the third arbitrator shall be appointed by the then President of the North Chapter of the Texas Society of Office and Industrial Realtors (or its successor organization). The Basic Rental agreed to by the two appointed arbitrators or, if applicable, the Basic Rental determined by the third arbitrator shall be final and binding upon the parties hereto. Landlord and Tenant shall each bear the expense of their arbitrator and the expense of a third arbitrator, if needed, shall be shared equally by both parties.

                                 ARTICLE XLIII

                               GENERAL PROVISION

          (a) Landlord shall be responsible for and shall pay according to law any transfer or conveyance taxes or for any documentary stamps, if any, required to be paid in connection with the making of this Lease or the recordation of a memorandum hereof.

          (b) Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of the party required to take such action; however, there shall be no extension for the payment of any monetary sums, nor shall any such matter extend any of the time periods provided in Article XLII hereof.

          (c) Except as otherwise expressly provided in this Lease to the contrary, any consent or approval required to be given or obtained hereunder by either party shall not be unreasonably withheld, delayed or conditioned by either party hereto, and any exercise of discretion to be made

INDUSTRIAL LEASE AGREEMENT - Page 20
     hereunder by either party shall be reasonably made without undue delay. Any matter that is described herein to be to a party's satisfaction shall be to such party's reasonable satisfaction.

     Executed by Landlord to be effective as of the 27th day of November, 1996.


                              LANDLORD:

                              CP-REGENCY BUSINESS PARK, LTD.,
                              a Texas limited partnership

                              By:  Champion-Regency, Ltd.,
                                   a Texas limited partnership, its General
                                   Partner

                                   By:  Regency-Champion, Inc.,
                                        a Texas corporation, its General Partner

                                        By:________________________________
                                        Jeffrey L. Swope, President

ATTEST:

________________

     Executed by Tenant to be effective as of the 27th day of November, 1996.

                              TENANT:

                              ALADDIN MANUFACTURING CORPORATION,
                              a Delaware corporation
                              (a division of Mohawk Carpet Corporation, Inc.)


ATTEST:                       By:________________________________
                              Printed Name:______________________
                              Title:_____________________________
________________

INDUSTRIAL LEASE AGREEMENT - Page 21

                                  SCHEDULE 1

                           TENANT FINISH CONTRACTORS
                           -------------------------
                                   REGENCY I
                                   ---------


C.D. Henderson Incorporated
1917 Copper Street
Garland, Texas 75042
      Contact: Chris Sorrells (972) 272-5466

Heartland Construction, Inc.
9241 LBJ Freeway, Suite 104
Dallas, Texas 75243
      Contact: Milton South        (972) 918-0660

Abstract Construction
11157 Ables Lane
Dallas, Texas 75229
       Contact: Cindy Jacobs       (214) 620-9438

G.C.I.  Construction Service
801 Stadium Drive
Arlington, Texas
       Contact: Paul Hamilton      (817) 543-1293

Stillwell Building Systems, Inc.
6220 North Beltline Road, Suite 212
Irving, Texas 75063
       Contact: Alan Stillwell     (972) 550-8292

INDUSTRIAL LEASE AGREEMENT - 22

                                  EXHIBIT "A"

                                     LAND
                                     ----

                                EXHIBIT "A-1"

                                  FLOOR PLAN
                                  ----------

                                 EXHIBIT "A-2"

                            Exclusive Easement Area
                            -----------------------

                                  EXHIBIT "B"

                            PERMITTED ENCUMBRANCES
                            ----------------------

1. Easement to Trinity River Authority of Texas, filed October 29, 1979, recorded in Volume 6833, Page 612, Deed Records of Tarrant County, Texas.

2. Easement to Trinity River Authority of Texas, filed October 16, 1979, recorded in Volume 6825, Page 1210, Deed Records of Tarrant County, Texas.

3. Terms and conditions of Ordinance No. 71-100, entitled Airport Zoning Ordinance of the Dallas-Fort Worth Regional Airport, filed September 1, 1982, recorded in volume 7349, Page 1106, Deed Records of Tarrant County, Texas.

4. Easement to Enserch Corporation, filed October 17, 1995, recorded in Volume 12137, Page 1159, Deed Records of Tarrant County, Texas.

5. Masters as shown on plat recorded in Cabinet A, Slide 2676, Plat Records of Tarrant County, Texas.

6. Any mortgage, security agreement or other document recorded in the Real Estate Records of Tarrant County, Texas relating to that certain loan in the amount of $10,068,000.00 from NationsBank of Texas, N.A. to Landlord.

                                  EXHIBIT "C"

                                DESIGN CRITERIA
                                ---------------

                                 EXHIBIT "C-1"

                           PLANS AND SPECIFICATIONS
                           ------------------------

                                  EXHIBIT "D"
                                   GUARANTEE

       This is a guarantee of an Industrial Lease Agreement dated as of November 27, 1996 (the "Lease"), by and between CP-REGENCY BUSINESS PARK, LTD., a Texas limited partnership, hereinafter called "Landlord", and ALADDIN MANUFACTURING CORPORATION, a Delaware corporation, hereinafter called "Tenant".

       FOR VALUE RECEIVED, and in consideration for, and as an inducement to Landlord to enter into the foregoing Lease, the undersigned hereby jointly and severally (if more than one) guarantee to Landlord and its successors and assigns the payment of all rentals specified thereunder and all other payments to be made by Tenant under the Lease, and the full performance and observance by Tenant of all the terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant for which each of the undersigned shall be jointly and severally liable with Tenant, without requiring any notice of nonpayment, nonperformance or nonobservance, or proof of notice or demand, whereby to charge the undersigned, all of which each of the undersigned does hereby expressly waive, and each of the undersigned expressly agrees that the Landlord and its successors and assigns may proceed against the undersigned separately or jointly, before, after or simultaneously with the proceedings against Tenant for default, and that this Guarantee shall not be terminated, affected or impaired in any way or manner whatsoever by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease, or by reason of summary or other proceedings against Tenant, or by the omission of Landlord to enforce any of its rights against Tenant or by reason of any extensions of time or indulgences granted by Landlord to Tenant. Each of the undersigned further covenants and agrees (i) that the undersigned will be bound by all of the provisions, terms, conditions, restrictions and limitations contained in the Lease, the same as though the undersigned was named therein as Tenant; and (ii) that this Guarantee shall be absolute and unconditional and shall remain and continue in full force and effect as to any renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease, whether or not the undersigned shall have any knowledge or have been notified of or agreed or consented to any such renewal, extension, amendment, addition, assignment, sublease, transfer or other modification of the Lease; however, the undersigned shall not be bound by any and all modifications to the Lease which are not consented to in writing by the undersigned. If Landlord at any time is compelled to take any action or proceeding in court or otherwise to enforce or compel compliance with the terms of this Guarantee, each of the undersigned shall, in addition to any other rights and remedies to which the Landlord may be entitled hereunder or as a matter of law or in equity, be obligated to pay all costs, including attorneys' fees, incurred or expended by Landlord in connection with any enforcement by Landlord if Landlord is successful in enforcing or compelling compliance of any of the terms of this Guarantee. Further, each of the undersigned hereby covenants and agrees to assume the Lease and to perform all of the terms and conditions thereunder for the balance of the original term should the Lease be disaffirmed by any Trustee in Bankruptcy for Tenant. All obligations and liabilities of the undersigned pursuant to this Guarantee shall be binding upon the heirs, legal representatives, successors and assigns of each of the undersigned, and each of the undersigned and its heirs, legal representatives, successors and assigns shall remain fully liable under the Lease and this Guarantee regardless of any merger, corporate reorganization or restructuring involving Tenant regardless of the resulting organization, structure or ownership of Tenant. This Guarantee shall be governed by and construed in accordance with the laws of the State of Texas.

       Each of the undersigned hereby unconditionally consents and agrees that any legal action brought under this Guarantee may be brought in any State Court of the State of Texas, or in a Federal United States Court in Texas and each of the undersigned hereby unconditionally consents to the jurisdiction of such courts in connection with any cause of action brought by or against Tenant and/or Guarantor(s) in any way directly or indirectly related to the Lease or this Guarantee.

       This Guarantee shall be enforceable against each person signing this Guarantee, even if only one person signs and regardless of any failure of other persons to sign this Guarantee. If there be more than one signer, all agreements and promises herein shall be construed to be, and are hereby declared to be, joint and several, in each and every particular and shall be fully binding upon and enforceable against either, any or all of the undersigned. Further, the liability of each of the undersigned shall not be affected or impaired by any full or partial release of, settlement with, or agreement not to sue, Tenant or any other guarantor or other person liable in respect of the Lease, which Landlord is expressly authorized to do, omit or suffer from time to time, without notice to or approval by any of the undersigned. The singular herein shall include the plural and the plural shall include the singular when referring to the undersigned.

       At any time that Tenant is required to furnish a certificate pursuant to the Lease, each of the undersigned, by guarantying the terms and conditions of the Lease, agree that such Guarantor, upon thirty (30) days prior written request to Tenant, shall certify (by written instrument, duly executed, acknowledged and delivered to Landlord and to any third person designated by Landlord in such request) whether such person concurs with the statements set forth in said certificate by Tenant (and, if not, identifying specifically the items or matters to which such Guarantor does not concur) and that the guarantee of such person remains in full force and effect as to all obligations of Tenant under the Lease. Failure to deliver such certificate to Landlord (and any such designated third party) within such thirty (30) day period shall constitute automatic approval of the requested certificate as though such certificate had been fully executed and delivered by such Guarantor to Landlord and such designated third party.

       IN WITNESS WHEREOF, the undersigned have set their hands as of ___ day of ________, 19__.

                 MOHAWK INDUSTRIES, INC., a Delaware corporation


                 By:________________________________________
                 Printed Name:______________________________
                 Title:_____________________________________